MONOGRAM PICTURES INC



                              FILING TYPE:     8-K
                              DESCRIPTION:     CURRENT  REPORT
                              FILING DATE:     APRIL  13,  2001
                              PERIOD  END:     APRIL  10,  2001


                        PRIMARY  EXCHANGE:     OVER  THE COUNTER BULLETIN BOARD
                                   TICKER:     MOPX


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                                Table of Contents



                                  8-K OTHERDOC

ITEM 1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
ITEM 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
ITEM 3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
ITEM 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
ITEM 5. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
ITEM 6. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
ITEM 7. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
ITEM 8. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
ITEM 9. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2


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                     U.S.  SECURITIES  AND  EXCHANGE  COMMISSION
                                Washington,  D.C.

                                    FORM  8-K

                                 CURRENT  REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 Date of Report (Earliest Event reported): April 10, 2001

                             MONOGRAM  PICTURES,  INC.
            (exact  name  of  registrant  as  specified  in  its  charter)

                      (FORMERLY  e  Personnel  Management.com)
                           (FORMERLY  DEFINITION,  LTD.)


           NEVADA                                              75-2293489
(State or other jurisdiction of                              (IRS  Employer
  incorporation organization)                              Identification  No.)

                    120 St. Croix Avenue, Cocoa Beach, FL 32931 (Address of principal executive offices, including zip code)

                                  (321)  799-3842
               (Issuer's  telephone  number,  including  area  code)


ITEM  1.  Changes  in  Control  of  Registrant
None

ITEM  2.  Acquisition  or  Disposition  of  Assets
None

ITEM  3.  Bankruptcy  or  Receivership
None

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant
None

ITEM  5.  Other  Events

          At a Board Meeting held April 10, 2001, Donna L. Anderson resigned as Chief Executive Officer, John R. Anderson resigned as President and Kenneth A. Mason resigned as Chief Financial Officer. At a subsequent Board Meeting held April 10, 2001 Steven Swank was appointed Chief Executive Officer, John Bortoli was appointed President and David
          Hastings,  CPA  was  appointed  Treasurer/Chief  Financial  Officer.

ITEM  6.  Resignations  of  Registrant's  Directors

          At  a  Board Meeting held April 10, 2001 Donna L. Anderson and Kenneth
          A. Mason resigned as directors. At a subsequent Board Meeting held April 10, 2001, Steven Swank, John Bortoli and David Hastings, CPA were elected as directors. Charles R. Kiefner also remained as a director.


ITEM  7.  Financial  Statements  and  Exhibits
None


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ITEM  8.  Change  in  Fiscal  Year
None

ITEM  9.  Sale  of  Equity  Securitites  Pursuant  to  Regulation  S.
None


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April  13,  2001                 MONOGRAM  PICTURES,  INC.
                                        (FORMERLY  e  Personnel Management.com)
                                        (FORMERLY  DEFINITION,  LTD.)


                                        /s/  CHARLES  R.  KIEFNER
                                        ----------------------
                                        Charles  R.  Kiefner
                                        Secretary/Director


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